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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2004

                                  ICORIA, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                  0-30365             56-2047837
     (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)             File Number)      Identification No.)

            108 T.W. Alexander Drive,
      Research Triangle Park, North Carolina                   27709
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE;
           TRANSFER OF LISTING.

        On December 21, 2004, Icoria, Inc. ("Icoria") received a notice from the Nasdaq SmallCap Market stating that it met all of the initial inclusion requirements of the Nasdaq Small Cap Market except the minimum bid price requirement of Rule 4310(c)(4) of the National Association of Securities Dealers ("NASD"). Therefore, Icoria is eligible and has been granted a 180 day grace period in which to remedy its minimum bid price non-compliance under NASD Rule 4310(c)(8)(D).

        This notice is occurring subsequent to Icoria's transfer of listing to the Nasdaq SmallCap Market and addressed Icoria's qualifications with respect to the Nasdaq SmallCap Market only. Functionally, this notice means that Icoria has until June 20, 2005, to achieve and maintain, for the required period, the minimum bid price required for continued listing on the Nasdaq markets, as set forth in the NASD Rule 4450. Generally this requirement is met by Icoria having a closing bid price of $1.00 per share or more for a minimum of 10 consecutive business days. The Staff of the Nasdaq Stock Market, Inc. has indicated that it will provide written notification upon compliance with this rule.

        Aside from the minimum bid price requirement, discussed above, Icoria meets the necessary continuing inclusion requirements for the SmallCap Market and expects the shares to trade as usual without any disruption to its stockholders.

ITEM 7.01  REGULATION FD DISCLOSURE.

        On December 22, 2004, Icoria issued a press release regarding its listing on the Nasdaq SmallCap Market. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits:

            99.1   Press Release of Icoria, Inc. dated December 22, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ICORIA, INC.

                                       (Registrant)

Dated: December 22, 2004               By: /s/ Philip R. Alfano
                                           -------------------------------------
                                           Philip R. Alfano
                                           Vice President, Finance
                                           Chief Financial Officer and Treasurer

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